FAIR VALUE OF FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2018
Notes to Financial Statements
NOTE 3 - FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC Topic 820 requires disclosure of and defines fair value of financial instruments, and also establishes a three-level valuation hierarchy for these disclosures. The carrying amounts reported in a balance sheet for receivables and current liabilities qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between their origination and their expected realization and their current market rate of interest. The three levels of valuation hierarchy for fair value determinations are defined as follows:

Level 1 inputs include quoted prices for identical assets or liabilities in active markets.

Level 2 inputs include observable quoted prices for similar assets and liabilities in active markets, and quoted prices for identical assets or liabilities in inactive markets.

Level 3 inputs include one or more unobservable inputs which we have assessed and assumed that market participants would use in pricing the asset or liability.

The following table represents the Company’s assets and liabilities by level measured at fair value on a recurring basis at September 30, 2018:

	Level 1	Level 2	Level 3

Derivative liability	$-	$-	$2,572,376

The following assets and liabilities are measured on the consolidated balance sheets at fair value on a recurring basis utilizing significant unobservable inputs or Level 3 assumptions in their valuation. The following table provide a reconciliation of the beginning and ending balances of the liabilities:

	Fair Value January 1, 2018	Convertible Notes	Change in fair Value	Conversions	Fair Value Sept. 30, 2018

Derivative liability	$1,243,788	$3,572,514	$(1,069,175)	$(1,174,751)	$2,572,376

All gains and losses on assets and liabilities measured at fair value on a recurring basis and classified as Level 3 within the fair value hierarchy are recognized in other interest income and expense in these financial statements.

The significant unobservable inputs used in the fair value measurement of the liabilities described above are as follows;

Exercise price	$.01 - $.152
Expected Volatility	90%
Expected Term	6 mos.
Risk free interest rate	0.91 – 2.59%
Expected dividends	-

Derivative Instruments

The Company accounts for derivative instruments in accordance with Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”), which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.